SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c) of the Securities Exchange Act of 1934

We Are Not Asking You for a Proxy and You are Requested Not To Send Us a Proxy

Check the appropriate box:
[   ] Preliminary Information Statement
[   ] Confidential, for Use of the Commission Only
[X] Definitive Information Statement

HYBRED INTERNATIONAL, INC.
A ColoradoCorporation
(Name of Registrant As Specified In Charter)

Payment of Filing Fee (Check the appropriate box):

[ ] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

1	Title of each class of securities to which transaction applies:	Preferred Shares
2	Aggregate number of securities to which transaction applies:	550,0001
3	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):	See end note i(yet to be formed class with no definitive buyer(s))
4	Proposed maximum aggregate value of transaction:	$126,9002
	Transaction fee	0.0001161%	$14.73
5	Total fee paid		$14.73

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[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1) Amount Previously Paid:	$0.00
2) Form, Schedule or Registration Statement No.:	N/A
3) Filing Party:	N/A
4) Date Filed:	N/A

Effective Date:  Monday, 20 June 2011

ITEMS VOTED UPON
●We Are Not Asking You for a Proxy and You are Requested Not To Send Us a Proxy
●This is an executive summary for convenience purposes only.  Full descriptions and explanations are more fully detailed herein.

Item	Notes
Reverse Stock Split	Hybred is voting to authorize a 500:1 REVERSE stock split
Creation of a Preferred Class A Series
Hybred is voting to authorize 100,000 shares of a Preferred Class A series with the characteristics of being convertible into common shares at a ratio of 1:1,000 (one Class A Preferred converts into 1,000 shares of common stock)

Creation of a Preferred Class B Series
Hybred is voting to authorize 400,000 shares of a Preferred Class B series with the characteristics of being convertible into a common shares at a ratio of 1:40 (One Class B share converts into 40 shares of common stock)

Creation of a Preferred Class C Series
Hybred is voting to authorize 50,000 shares of a Preferred Class C series with the characteristics of having the super voting rights of 1:1,000 (One class C Preferred share will have 1,000 votes and shall NOT be convertible

Sale of Securities
This votes authorizes management and the Board to engage in capital raising efforts and sell such securities, and make the necessary corresponding issuances, upon such terms and conditions as they find agreeable, to fund Hybred to provide working capital to engage in their business model and facilitate the manufacture of horseshoes.

Adjustment of Articles of Incorporation and Bylaws
Hybred is voting to make such necessary adjustments to the Articles of Incorporation and Bylaws, if any, to facilitate the creation of the Preferred classes, and to have a requisite amount of reserve treasury shares to cover any conversions of a Preferred Class(s), if necessary.

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Item 1. Information required by Items of Schedule 14A .

Furnish the information called for by all of the items of Schedule 14A of Regulation 14A (other than Items 1(c).2, 4 and 5 thereof) which would be applicable to any matter to be acted upon at the meeting if proxies were to be solicited in connection with the meeting. Notes A,C, D, and E to Schedule 14A are also applicable to Schedule 14C.

Item A. Date, time and place information.
a.	The Parties compromising the majority vote herein voted on 20 June 2011, in favor of the business combination, and the election of the Board of Director.
b.
No proxies are being solicited because a majority of holders, sufficient to vote affirmatively for the measures and have an overall majority, have already voted affirmatively for the actions, herein described.

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Item B. Revocability of proxy.
The proxies, already voted affirmatively for the measures of the reverse split, and creation of the respective preferred classes (A, B, and C).

Item C. Dissenters' right of appraisal.
Pursuant to Colorado law, Title 7§113-102 (1.3, any party seeking appraisal, or dissenters, shall have no rights for a corporation listed on a national exchange. All other dissenters have a right of judicial appraisal under Title 7 §113 of the Colorado code and must notify the Company in writing within 30 days sent to the Company’s attorney address, listed herein and will be entitled to fair value as determined by the weighted average cost of sell in, determined by the market makers on the bid averaged by bid size.

Item D Persons Making the Solicitation
a.     No proxies were solicited before furnishing this Proxy Statement.

Item E. Interest of Certain Persons in Matters to Be Acted Upon
a.     No Proxies were solicited before furnishing this Proxy Statement.
1.	The actual vote was held by the majority of holders of Hybred. The holders are:
i) Gary Kouletas, who is the CEO of Hybred; ii) Angelo Kouletas, who is a relative of Gary Kouletas; Martin Honig, who is or was counsel to Hybred; Michael and Robert Honig, who are relatives of Martin Honig, Esq; Marshal Shichtman, Esq. who is securities counsel to Hybred.

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Item F. Voting Securities and Principal Holders Thereof
As of the shareholder list dated 18 January 2011

Holder	Amount of Shares	Percent of Class
Able, Brian	1,100,000	0.65%
AER Investments, Inc. ℅ Warren Rustin	3,900,000	2.30%
Bernstein, Bruce	800,000	0.47%
Honig, Martin	8,934,957	5.28%
Honig, Michael	1,000,000	0.59%
Honig, Robert	1,000,000	0.59%
Kouuletas, Gary	63,515,043	37.50%
Kouletas, Angelo	4,000,000	2.36%
Shichtman, Marshal	2,500,000	1.48%
Total votes	86,750,000	51.22%
Votes necessary	84,682,759+1
Votes in Favor	86,750,000
Total Outstanding	169,365,518
No cumulative voting is authorized or used.

Item G. Directors and Executive Officers

Total Majority and Insider holders
As of 18 January 2011

Number of Shares of common stock Beneficially Owned(2)		Percentage of common stock Outstanding(3)
Insert people and shares for vote
Kouletas, Gary	63,515,043	37.5%
Spitzer, Paul	-0-	0%

(1) Unless otherwise stated above, the address of beneficial owner is c/o Hybred International, Inc., 370 west Pleasantview Avenue Hackensack , New Jersey 07601.

(2)  Beneficial ownership of each person is shown as calculated in accordance with Rule 13d-3 of the Securities Exchange Act of 1934, which includes all securities that the person, directly, or indirectly through an contract, arrangement, understanding, relationship or otherwise has or shares voting power which includes the power to vote or direct the voting of a security, or investment power, which includes the power to dispose, or direct the disposition of such security.

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The following table sets forth compensation awarded to, earned by or paid to our Chief Executive Officer and the four other most highly compensated executive officers for the years ended December 31, 2010 and 2009 (collectively, the “Named Executive Officers”).

SUMMARY COMPENSATION TABLE
Name and principal position	Year	Salary	Bonus	Stock Awards	Option Awards	Non-Equity Incentive Plan Compensation	Nonqualified Deferred Compensation Earnings	All Other Compensation	Total
Gary Kouletas, CEO	2009	$150,000	0	0	0	0	0	0	0
	2010	$150,000	0	0	0	0	0	0	0
none, sec/treas.	2009	0	0	0	0	0	0	0	0
	2008	0	0	0	0	0	0	0	0

OUTSTANDING EQUITY AWARDS AT DECEMBER 31, 2010
OPTION AWARDS						STOCK AWARDS
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested (#)
Gary Kouletas	0	0	0	0	0	0	0	0	0
	0	0	0	0	0	0	0	0	0

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Employment Contracts

We do not have an employment contract with any executive officer.

We have made no Long Term Compensation payouts.

Director Compensation

DIRECTOR COMPENSATION
Name	Fees Earned or Paid in Cash	Stock Awards	Option Awards	Non-Equity Incentive Plan Compensation	Change in Pension Value and Nonqualified Deferred Compensation Earnings	All Other Compensation	Total
Gary Kouletas	0	0	0	0	0	0	0
Spitzer, Paul	0	0	0	0	0	0	0

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Our directors do not receive compensation for their attendance at meetings of the board of directors.

All of our officers and/or directors will continue to be active in other companies. All officers and directors have retained the right to conduct their own independent business interests.

It is possible that situations may arise in the future where the personal interests of the officers and directors may conflict with our interests. Such conflicts could include determining what portion of their working time will be spent on our business and what portion on other business interest. To the best ability and in the best judgment of our officers and directors, any conflicts of interest between us and the personal interests of our officers and directors will be resolved in a fair manner which will protect our interests. Any transactions between us and entities affiliated with our officers and directors will be on terms which are fair and equitable to us. Our Board of Directors intends to continually review all corporate opportunities to further attempt to safeguard against conflicts of interest between their business interests and our interests.

Item H. Compensation of Directors and Executive Officers.

DIRECTOR COMPENSATION
Name	Fees Earned or Paid in Cash	Stock Awards	Option Awards	Non-Equity Incentive Plan Compensation	Change in Pension Value and Nonqualified Deferred Compensation Earnings	All Other Compensation	Total
Gary Kouletas(1)	0	0	0	0	0	0	0
Spitzer, Paul	0	0	0	0	0	0	0

Item I. Independent Public Accountants.
The instant Special meeting in lieu of a shareholder meeting does not pertain to Hybred’saccountant.

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Item J. Compensation Plans.
Hybred is not altering its compensation plan(s) at this juncture. However, Hybred reserves all rights to a compensation adjustment at a future time; which will be duly processed.

Item K. Authorization or Issuance of Securities Otherwise than for Exchange.
No issuances are associates with this vote. However, this vote is in preparation for an issuance and sale in capital raising efforts.

Item L. Modification or Exchange of Securities.
No Class(es) of securities are modified, or to be modified, by the contemplated transaction.

Item M. Financial and Other Information.
Financial Statements from Hybred’s most recent financials, are hereby incorporated by reference.

Item N Mergers, Consolidations, Acquisitions and Similar Matters.
None

Item O. Acquisition or Disposition of Property.
None.

Item P. Restatement of Accounts.
None.

Item Q. Action with respect to Reports.
None.

Item R. Matters not Required to be Submitted.
None.

Item S. Amendment of Charter, Bylaws or Other Documents.
A vote was held as a contingent vote authorizing the adjustment of Hybred’s Articles of Incorporation and bylaws, if necessary, to provide the necessary authorized shares and classes, if not already in place and necessary.

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Item T. Other Proposed Action.
None.

Item U. Voting Procedures.
-We Are Not Asking You for a Proxy and
You are Requested Not To Send Us a Proxy-

Item V Information Required in Investment Company Proxy Statement.
N/A

Item W. Delivery of documents to security holders sharing an address.
See Item 5.

ITEM 2. STATEMENT THAT PROXIES ARE NOT SOLICITED.
We Are Not Asking You for a Proxy and You are Requested Not To Send Us a Proxy

ITEM 3.INTEREST OF CERTAIN PERSONS IN OR OPPOSITION TO MATTERS TO BE ACTED UPON.
a.	Gary Kouletas, who is the CEO and Chairperson of Hybredbeneficially holds 41% of the shares of Hybred. Mr. Kouletasdoes not stand to directly fiscally benefit from this business combination.

Item 4.Proposals by security holders.
None.

Item 5.Delivery of documents to security holders sharing an address.

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Only one Notice of Internet Availability of Proxy Materials is being delivered to multiple security holders sharing an address unless the registrant has received contrary instructions from one or more of the security holders;
Hybred undertakes to deliver promptly, upon written or oral request, a separate copy of the Notice of Internet Availability of Proxy Materialsto a security holder at a shared address to which a single copy of the documents was delivered.  Security holders can notify the registrant that the security holder wishes to receive a separate copy of the Notice of Internet Availability of Proxy Materials, by written notification to the law offices of Marshal Shichtman & Associates, P.C., 1 Old Country Road, Suite 360, Carle Place, New York 11514, (516) 741-5222.

_________________________
1 550,000 preferred shares are compromised of: i) 100,000 preferred A shares (convert at 1:1,000); ii) 400,000 preferred B shares (convert at 1:40); iii) 50,000 preferred C shares (1:1,000 VOTING ONLY)

2 Valuation process is as follows: Preferred A are valued at $0.90 per share [based upon spot value of the common shares of $0.0009 on 18 July 2011] ; Preferred B shares are valued at $0.036 per share [based upon spot value of the common shares of $0.0009 on 18 July 2011], and the preferred C are valued at $0.45 per share[based upon half the spot value of the common shares of $0.0009 on 18 July 2011].

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